FEDERATED INSURANCE SERIES

FEDERATED STRATEGIC INCOME FUND II

--------------------------------------------------------------------------------
Supplement to the Prospectus dated April 19, 2001

At a meeting to be held on July 27, 2001, shareholders of the Fund will be asked to vote on a proposal to change the Fund's investment objective from seeking a high level of current income, to providing a total return on its assets. If the change in the Fund's investment objective is approved it will take effect only upon further notice to shareholders, and the Fund will change its name to "Federated Total Return Bond Fund II." Please keep this supplement for your records.





                                                      July 10, 2001



Cusip 313916868
G02586-02 (7/01)